UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Emerald Holding, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EMERALD VOTE C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000001 Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by May 21, 2024 at 1:30 P.M., EDT. Online Go to www.envisionreports.com/EEX or scan the OR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EEX Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2024 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3: 1. (A) Election of Class I Directors: 01 - Anthony Munk For Withhold 02 - Hervé Sedky For Withhold (B) Contingent Election of Additional Class I and Class III Directors:* 03 - Lynda Clarizio For Withhold 04 - David Levin For Withhold 2. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024. For Against Abstain 3. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. For Against Abstain Note: Such other business as may properly come before the meeting or any adjournment thereof. * The contingent vote by the holders of common stock to elect additional Class I and Class III directors will be effective only in the event that no shares of the Company's Series A Preferred Stock remain outstanding as of the Annual Meeting date. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, quardian, or custodian, please give full title, Date (mm/dd/yyyy) — Please print date below. Signature 1— Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 JNT 1UPX 607533 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 440 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MRA SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MRA SAMPLE AND MR A SAMPLE AND O3ZASB + +

The 2024 Annual Meeting of Emerald Holding, Inc. Stockholders will be held on
Tuesday, May 21, 2024, 1:00pm EDT, virtually via the Internet at
meetnow.global/MRVW45L

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at: www.envisionreports.com/EEX

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EEX

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

EMERALD HOLDING, INC.

Notice of 2024 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 21, 2024, 1:00 P.M., EDT

The undersigned hereby appoints David Doft and Tabisa Lane (together the "Proxies"), or any one of them, with full power of substitution in each, proxies to vote, as provided on the other side, all the Common Stock of Emerald Holding, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held virtually on May 21, 2024, at 1:00 P.M., EDT, or any adjournment thereof, as follows, with all powers which the undersigned would possess if present at the meeting.

Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all nominees to the Board of Directors and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.

EMERALD VOTE C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000001 Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by May 21, 2024 at 1:30 P.M., EDT. Online Go to www.envisionreports.com/EEX or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/EEX Using a black ink pen, mark your votes with an X as shown in this example, Please do not write outside the designated areas. 2024 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3: 1. Election of Directors: 01 - Anthony Munk For Withhold 02 - Hervé Sedky For Withhold Preferred Stock Nominees 03 - Lynda Clarizio For Withhold 04 - David Levin For Withhold 2, Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024. For Against Abstain 3. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. For Against Abstain Note: Such other business as may properly come before the meeting or any adjournment thereof. In the event that the Conversion Date with respect to the Series A Preferred Stock occurs prior to the date of the Annual Meeting, the Series A Preferred Stock will cease to be outstanding and no vote will be taken in respect of matters that would otherwise be voted on by holders of the Series A Preferred Stock as of the Record Date. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 JNT 1UPX 607533 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 440 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MRA SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MRA SAMPLE AND MR A SAMPLE AND O3ZAVB + +

The 2024 Annual Meeting of Emerald Holding, Inc. Stockholders will be held on
May 21, 2024, 1:00pm EDT, virtually via the Internet at
meetnow.global/MRVW45L

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at: www.envisionreports.com/EEX

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/EEX

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

EMERALD HOLDING, INC.

Notice of 2024 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 21, 2024, 1:00 P.M., EDT

The undersigned hereby appoints David Doft and Tabisa Lane (together the "Proxies"), or any one of them, with full power of substitution in each, proxies to vote, as provided on the other side, all the Series A Preferred Stock of Emerald Holding, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held virtually on May 21, 2024, at 1:00 P.M., EDT, or any adjournment thereof, as follows, with all powers which the undersigned would possess if present at the meeting.

Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all nominees to the Board of Directors and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Your Vote Counts! EMERALD HOLDING, INC. 2024 Annual Meeting Vote by May 20, 2024 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 30# Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# 1 OF 2 322,224148,294 You invested in EMERALD HOLDING, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2024. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 07, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 21, 2024 1:00 PM EDT Virtually via the internet at: www.meetnow.global/MRVW45L To access the virtual meeting, you must refer to the "General Information" section of the proxy statement. *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. EMERALD HOLDING, INC. 2024 Annual Meeting Vote by May 20, 2024 11:59 PM ET Board Voting Items Recommends 1a Election of Class I Director Anthony Munk For 1b Election of Class I Director Hervé Sedky For 1c Contingent Election of Additional Class I Director Lynda Clarizio (Common Stock Only); Election of Preferred Stock Director Lynda Clarizio (Series A Preferred Stock Only) - Refer to Proxy Statement for voting instructions. For 1d Contingent Election of Additional Class III Director David Levin (Common Stock Only); Election of Preferred Stock Director David Levin (Series A Preferred Stock Only) - Refer to Proxy Statement for voting instructions. For 2 Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024. For 3 Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. In the event that the Conversion Date with respect to the Series A Preferred Stock occurs prior to the date of the Annual Meeting, the Series A Preferred Stock will cease to be outstanding and no vote will be taken in respect of matters that would otherwise be voted on by holders of the Series A Preferred Stock as of the Record Date. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#